U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 1, 2023
ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E Maplewood Ave, Suite 210, Greenwood Village, CO 80111
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADES	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note
This Current Report on Form 8-K/A filed by Advanced Emissions Solutions, Inc. ("ADES" or the "Company") amends Item 9.01 of the Current Report on Form 8-K filed by the Company on February 1, 2023 (the "Report") to include the audited and unaudited financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K as required for the Company's acquisition all of the direct and indirect equity interests of Arq Limited, a company incorporated under the laws of Jersey ("Arq") on February 1, 2023, which was previously reported in the Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, UK
99.1	Audited consolidated financial statements of Arq Ltd as of December 31, 2021 and December 31, 2020 and for each of the two years in the years then ended, and the notes thereto
99.2	Unaudited condensed consolidated interim financial statements of Arq Ltd as of September 30, 2022 and for the nine months ended September 30, 2022 and September 30, 2021, and the notes thereto
99.3
Unaudited pro forma combined balance sheet as of September 30, 2022 and the notes thereto, unaudited pro forma combined statement of operations for the nine months ended September 30, 2022 and the notes thereto, and unaudited pro forma combined statement of operations for the year ended December 31, 2021 and the notes thereto

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2023

Advanced Emissions Solutions, Inc.
Registrant

/s/ Greg Marken
Greg Marken
Chief Executive Officer